As filed with the U.S. Securities and Exchange Commission on July 2, 2013

File Nos. 333-157876 and 811-22110

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 76	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 78	☒

AdvisorShares Trust

(Exact Name of Registrant as Specified in Charter)

2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814

(Address of Principal Executive Offices, Zip Code)

(877) 843-3831

(Registrant’s Telephone Number, including Area Code)

Noah Hamman

AdvisorShares Investments, LLC

2 Bethesda Metro Center

Suite 1330

Bethesda, Maryland  20814

(Name and Address of Agent for Service)

Copy to:

W. John McGuire

Bingham McCutchen LLP

2020 K Street NW

Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On July 3, 2013 pursuant to paragraph (b)(1)(v) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

ADVISORSHARES ATHENA INTERNATIONAL BEAR ETF

NYSE Arca Ticker: HDGI

Sub-advised by:

AthenaInvest Advisors, LLC

ADVISORSHARES TRUST

2 Bethesda Metro Center • Suite 1330

Bethesda, Maryland 20814 www.advisorshares.com

877.THE.ETF1

Prospectus dated July 3, 2013

This Prospectus provides important information about the AdvisorShares Athena International Bear ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep it for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY INFORMATION	1

INVESTMENT OBJECTIVE	1

FUND FEES AND EXPENSES	1

PORTFOLIO TURNOVER	2

PRINCIPAL INVESTMENT STRATEGIES	2

PRINCIPAL RISKS OF INVESTING IN THE FUND	2

FUND PERFORMANCE	4

MANAGEMENT	4

PURCHASE AND SALE OF FUND SHARES	5

TAX INFORMATION	5

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	5

MORE INFORMATION ABOUT THE TRUST AND THE FUND	6

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE	6

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES	6

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND	6

OTHER INVESTMENT PRACTICES AND STRATEGIES	10

PORTFOLIO HOLDINGS	10

MANAGEMENT OF THE FUND	11

SHAREHOLDER INFORMATION	13

DISTRIBUTION PLAN	14

ADDITIONAL TAX INFORMATION	14

FINANCIAL HIGHLIGHTS	17

ADDITIONAL INFORMATION	18

-i-

ADVISORSHARES ATHENA INTERNATIONAL BEAR ETF (NYSE Arca Ticker: HDGI )

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The AdvisorShares Athena International Bear ETF (the “Fund”) seeks capital appreciation through short sales of international equity securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	1.35%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES(a)	0.76%
SHORT INTEREST EXPENSE	0.50%
OTHER EXPENSES	0.26%
TOTAL ANNUAL FUND OPERATING EXPENSES	2.11%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT (b)	0.11%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER/AND OR EXPENSE REIMBURSEMENT	2.00%

(a) Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

(b) AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable to any plan in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, Acquired Fund Fees and Expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the AdvisorShares Trust Board of Trustees (the “Board”). The expense limitation agreement (i) may be terminated at any time by the Board and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

	1 YEAR	3 YEARS
AdvisorShares Athena International Bear ETF	$153	$497

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

PRINCIPAL INVESTMENT STRATEGIES

AthenaInvest Advisors, LLC (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by short selling a portfolio of U.S.-traded securities of non-U.S. organizations, most often American Depositary Receipts (“ADRs”). The Fund may also invest in long or short positions in foreign exchange-traded equity securities of foreign domiciled companies, exchange-traded funds (“ETFs”) registered pursuant to the 1940 Act, exchange-traded notes (“ETNs”), and other exchange-traded products (“ETPs”). The Sub-Advisor may invest in the securities of issuers of any capitalization range.

On a day-to-day basis, the Fund may hold U.S. government securities, short-term high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and cash equivalents with maturities of one year or less for investment purposes and to cover its short positions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

American Depositary Receipt (ADR) Risk. ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Equity Risk. The prices of equity securities in which the Fund holds short positions may rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole.

Exchange-Traded Note (ETN) Risk. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to commodities market risk and credit risk.

Exchange-Traded Vehicle Risk. The Fund may invest in (or short) ETFs, ETNs and ETPs. Through its positions in ETFs, ETNs and ETPs, the Fund will be subject to the risks associated with such vehicle’s investments, or reference assets in the case of ETNs, including the possibility that the value of the securities or instruments held by an ETF, ETN or ETP could decrease (or increase in the case of short positions). Lack of liquidity in an ETP, ETN, or ETF can result in its value being more volatile than the underlying portfolio investment. In addition, certain of the ETNs and other ETPs may hold common portfolio positions, thereby reducing any diversification benefits.

2

Foreign Investment Risk. The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Issuer Risk. From time to time the Fund may have exposure via its short positions to a limited number of issuers. During such times, the Fund is more susceptible to the risk that an issuer’s securities may appreciate in value.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or even long periods of time.

Large-Capitalization Risk. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in listed securities is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. The Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions, which may adversely affect the value of the Fund’s portfolio holdings.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease.

Mid-Capitalization Risk. Mid-sized companies may be more volatile and more likely than large-capitalization companies to have limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-sized companies could trail the returns on investments in stocks of larger or smaller companies.

Portfolio Turnover Risk. The Fund’s investment strategy may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

3

Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the Fund.

Small-Capitalization Risk. Small-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter, and may or may not pay dividends. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the Fund’s performance could be reduced.

Trading Risk. Shares of the Fund may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title

AdvisorShares Investments, LLC	Advisor

AthenaInvest Advisors, LLC	Sub-Advisor

PORTFOLIO MANAGER

Name and Title	Length of Service with Sub-Advisor
C. Thomas Howard, Chief Executive Officer, Chief Investment Officer and Director of Research	Since 2005

4

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a specified amount of cash totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds. This Prospectus describes the AdvisorShares Athena International Bear ETF.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including shares of the Fund.

Creation Units of the Fund are issued and redeemed principally in exchange for the deposit of cash totaling the NAV of the Creation Units. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Board without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and thus does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy to seek to meet its investment objective. The Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

The Sub-Advisor utilizes various fundamental and technical research techniques in security selection. In selecting short positions, the Sub-Advisor seeks to identify securities that may be overvalued and due for capital depreciation. Once a position is included in the Fund’s portfolio, it is subject to regular fundamental and technical risk management review. The Fund generally will invest (or sell short) at least 40% of its assets in the securities and ADRs of issuers from at least three different countries outside of the U.S.

MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in a Fund that seeks short exposure to foreign equity securities. In addition to the risks of investing foreign issuers, the Fund is subject to a number of risks that may affect the value of its shares. The degree to which the risks described below apply to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks prior to investing in the Fund.

American Depositary Receipt (ADR) Risk. ADRs are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.

6

Early Closing Risk. The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of the Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

Equity Risk. The prices of equity securities in which the Fund holds short positions may rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report better than expected results or be positively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may increase in response. In addition, the equity market tends to move in cycles which may cause stock prices to rise over short or extended periods of time.

Exchange-Traded Note (ETN) Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. It is expected that the issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. The Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other ETPs, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Exchange-Traded Vehicle Risk. The Fund may invest in (or short) ETFs, ETNs and ETPs. Through its positions in ETFs, ETNs and ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, or reference assets in the case of ETNs, including the possibility that the value of the securities or instruments held by an ETF, ETN or ETP could decrease (or increase in the case of short positions). Certain of the ETPs, ETFs, or ETNs may hold common portfolio positions, thereby reducing any diversification benefits. In addition, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. The ETNs and certain other ETPs in which the Fund invests are pooled investment vehicles that are not registered pursuant to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act including the investor protections afforded by the 1940 Act.

7

Foreign Investment Risk. The Fund may have significant exposure to securities or obligations of foreign companies through its investments in financial instruments, such as ADRs, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in financial instruments that are indirectly linked to the performance of foreign issuers may involve risks not typically associated with investing in U.S. issuers. The value of financial instruments denominated in foreign currencies, and of distributions from such financial instruments, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of financial instruments traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Issuer Risk. From time to time the Fund may have exposure via its short positions to a limited number of issuers. During such times, the Fund is more susceptible to the risk that an issuer’s securities may appreciate in value because of changes in the financial conditions of, or events affecting, the issuer, such as increased demand for the issuer’s products or services or improved management performance. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If it is determined that an issuer of a municipal security has not complied with applicable requirements, the security could decline significantly in value.

Investment Risk. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment. Further, there is no guarantee that the Fund will be able to achieve its objective.

Large-Capitalization Risk. The Fund may invest in large-cap companies. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their NAV, the shares may trade at a premium or discount. An investment in the Fund may lose money.

8

Mid-Capitalization Risk. The Fund may invest in mid-cap companies. Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when mid-cap stocks fall behind other types of investments — large-cap stocks, for instance — the Fund’s performance could be reduced.

Portfolio Turnover Risk. Because the Sub-Advisor will look for inefficiencies in the market and sell when it feels a security is fully priced, portfolio turnover can be expected to be relatively high, which may result in increased transaction costs and may lower Fund performance.

Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in the financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Regulatory bans on certain short selling activities may prevent the Fund from fully implementing its strategy.

9

Small-Capitalization Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, a fund that invest in small-cap securities may be more volatile than a fund that invests in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. These risks are even greater for the micro-cap companies that the Fund may own. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the Fund’s performance could be reduced.

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in debt securities and money market instruments, either directly or through ETFs. The Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements and bonds that are rated BBB or higher. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. In addition, the Fund may engage in limited or no short selling activity for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Furthermore, to the extent that the Fund invests in money market mutual funds, the Fund would bear its pro rata portion of each money market fund’s advisory fees and operational expenses.

Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s portfolio holdings will be disclosed on the Trust’s website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, serves as investment adviser of the Fund. The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor is entitled to receive an annual advisory fee of 1.35% based on the daily net assets of the Fund, and such fees do not include breakpoints. As of June 1, 2013, the Advisor had approximately $828 million in assets under management. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to the Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding brokerage commissions, taxes, interest expense, Acquired Fund Fees and Expenses, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, if any, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the Board. The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one-year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Trust, with respect to the Fund. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.50% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Advisor, subject to certain conditions, has the right to hire, terminate and replace a sub-adviser (except an affiliated sub-adviser) when the Board and the Advisor feel that a change would benefit the Fund. This prospectus will be supplemented if there is a significant change in the Fund’s sub-advisory arrangement.

A discussion regarding the basis for the Board’s initial approval of the Fund’s investment advisory agreement will be available in the Trust’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

INVESTMENT SUB-ADVISOR

AthenaInvest Advisors, LLC, located at 5340 South Quebec Street, Greenwood Village, Colorado 80111, serves as investment sub-adviser to the Fund. The Sub-Advisor is responsible for selecting the Fund’s investments in accordance with the Fund’s investment objective, policies and restrictions. AthenaInvest Advisors, LLC is an SEC registered investment adviser. As of May 31, 2013, the Sub-Advisor had approximately $70 million in assets under management.

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Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays the Sub-Advisor, on a monthly basis out of its management fee, an annual advisory fee of 0.50% based on the average daily net assets of the Fund.

A discussion regarding the basis for the Board’s initial approval of the Fund’s investment sub-advisory agreement will be available in the Trust’s first Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

PORTFOLIO MANAGER

The following portfolio manager is primarily responsible for the day-to-day management of the Fund.

C. Thomas Howard , Ph.D., Chief Executive Officer, Chief Investment Officer and Director of Research. Dr. Howard founded AthenaInvest Advisors, Inc. in 2005 and currently serves as Chief Executive Officer, Director of Research, and Chief Investment Officer. Dr. Howard’s responsibilities include conducting the basic research underlying the Sub-Advisor’s investment processes; structuring and monitoring investment portfolios; and making all buy and sell decisions. Dr. Howard is a Professor Emeritus at the Reiman School of Finance, Daniels College of Business, University of Denver, where for over 30 years he taught courses and published articles in the areas of investment management and international finance. After receiving a BS in Mechanical Engineering at the University of Idaho, Dr. Howard worked for three years for Proctor Gamble as a production and warehouse manager. Dr. Howard then entered Oregon State University, where he received an MS in Management Science after which he received a Ph.D. in Finance from the University of Washington.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, the Sub-Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Bingham McCutchen LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

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SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board. Because the Fund invests primarily in U.S.-traded securities of non-U.S. organizations (most often ADRs) with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of Fund shares is based on market prices, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

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ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a specified amount of cash totaling the NAV of the Creation Unit(s). Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its distribution fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

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Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•	The Fund’s distributions from income and short-term capital gains will generally be taxed to you as ordinary income. The Fund does not expect a significant portion of its distributions to qualify to be reported as qualified dividend income (which is taxable to noncorporate shareholders at reduced maximum tax rates) or to qualify for the dividends-received deduction for corporations.

•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund generally are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxed to noncorporate shareholders at reduced maximum tax rates.

•	Although the Fund intends to invest in securities the interest upon which would be exempt from U.S. federal income tax if received by shareholders directly, Fund distributions attributable to that interest are not expected to be exempt from U.S. federal income tax.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, if any, foreign tax credits, and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

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Derivatives and Complex Securities

The Fund and ETFs and ETPs in which the Fund invests may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund or the ETFs or ETPs in which the Fund invests are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, the ETFs or the ETPs, cause income or gain to be recognized even though corresponding cash is not received by the Fund, the ETFs or the ETPs and/or defer the Fund’s, the ETFs’ or ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. Additional information regarding the Fund’s, the ETFs’ and ETPs’ investments in complex securities can be found in the Fund’s SAI.

Investment in Foreign Securities

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. The Fund may be eligible to file an election that would permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Medicare Tax

Beginning in 2013, U.S. individuals with income exceeding certain thresholds will be subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax will also apply to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain. For Fund taxable years beginning before January 1, 2014, this 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2016 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after December 31, 2013 and sale proceeds and certain capital gain dividends paid after December 31, 2016 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.

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Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

FINANCIAL HIGHLIGHTS

The Fund’s Financial Statements will be available after the Fund has completed a full fiscal year of operations.

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ADVISORSHARES ATHENA INTERNATIONAL BEAR ETF

Advisor	AdvisorShares Investments, LLC 2 Bethesda Metro Center, Suite 1330 Bethesda, Maryland 20814
Sub-Advisor	AthenaInvest Advisors, LLC 5340 South Quebec Street Greenwood Village, Colorado 80111
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Bingham McCutchen LLP 2020 K Street, N.W. Washington, D.C. 20006
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the Fund’s SAI dated July 3, 2013. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (“http://www.sec.gov”), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov. You may obtain a copy of the SAI and the Annual and Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at www.advisorshares.com, or writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

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Statement of Additional Information

ADVISORSHARES TRUST

2 Bethesda Metro Center

Suite 1330

Bethesda, Maryland 20814

877.843.3831

www.advisorshares.com

AdvisorShares Trust (the “Trust”) is an investment company offering professionally managed investment portfolios. This Statement of Additional Information (“SAI”) relates to shares of the following series (the “Fund”):

ADVISORSHARES ATHENA INTERNATIONAL BEAR ETF

NYSE Arca Ticker: HDGI

This SAI is not a prospectus. It should be read in conjunction with the Fund’s Prospectus, dated July 3, 2013, which incorporates this SAI by reference. Capitalized terms not defined herein are defined in the Prospectus. Copies of the Fund’s Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone number above. Shares of the Fund are subject to listing on NYSE Arca, Inc. (the “Exchange”), and will trade in the secondary market.

The date of this SAI is July 3, 2013

Table of Contents

GENERAL INFORMATION ABOUT THE TRUST	1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS	1

INVESTMENT RESTRICTIONS	15

CONTINUOUS OFFERING	16

EXCHANGE LISTING AND TRADING	17

PORTFOLIO TRANSACTIONS AND BROKERAGE	17

MANAGEMENT OF THE TRUST	19

BOOK ENTRY ONLY SYSTEM	29

CREATION AND REDEMPTION OF CREATION UNITS	30

DETERMINATION OF NET ASSET VALUE	34

DIVIDENDS, DISTRIBUTIONS, AND TAXES	34

OTHER INFORMATION	41

COUNSEL	43

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

CUSTODIAN	43

FINANCIAL STATEMENTS	43

APPENDIX A	A-1

APPENDIX B	B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on July 30, 2007. The Trust is permitted to offer separate series (i.e., funds) and additional series may be created from time to time.

As of the date of this SAI, the Trust offers twenty three separate funds. This SAI relates only to the following fund of the Trust:

•	AdvisorShares Athena International Bear ETF

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees of the Trust (the “Board”) with respect to the fund, and in the net distributable assets of the fund on liquidation. All payments received by the Trust for shares of any fund belong to that fund. Each fund has its own assets and liabilities.

The shares of the Fund are subject to approval for listing on the Exchange. The shares of the Fund described in the Fund’s Prospectus will trade on the Exchange at market prices that may be below, at, or above net asset value per share (“NAV”) of the Fund.

The Fund offers and issues shares at NAV only in aggregated lots of 25,000 or more shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for the deposit of cash totaling the NAV of the Creation Unit(s). Shares are redeemable only in Creation Unit Aggregations, and generally, in exchange for portfolio securities and a specified cash payment.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

AdvisorShares Investments, LLC (the “Advisor”) serves as the investment adviser to the Fund, which is a diversified open-end management investment company. The day-to-day portfolio management of the Fund is provided by AthenaInvest Advisors, LLC, (the “Sub-Advisor”), the sub-adviser to the Fund, and is subject to the oversight of the Advisor and the Board. The Sub-Advisor selects securities for the Fund’s investment pursuant to an “active” management strategy for security selection and portfolio construction. The Fund will periodically change the composition of its portfolio to best meet its investment objective. The Prospectus describes the key features of the Fund, as well as important additional information, and should be read together with this SAI.

Borrowing

While the Fund does not anticipate doing so, it may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may use leverage during periods when the Sub-Advisor believes that the Fund’s investment objective would be furthered.

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The Fund may also borrow money to facilitate management of its portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Sub-Advisor deems appropriate as may be necessary in connection with any borrowings for extraordinary or emergency purposes, in which event such pledging may not exceed 15% of the Fund’s assets, valued at cost.

Currency Transactions

Foreign Currencies. The Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

•	Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

•	Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

•	Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

•	Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debts.

•	Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

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•	Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that the Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund’s assets also will be affected by the net investment income generated by the money market instruments in which the Fund invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Equity Securities

The Fund may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Fund may invest in the types of equity securities described below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

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•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

•	Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the “SEC”) and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

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The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

•	Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

•	Investments in Foreign Equity Securities. The Fund may invest in the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries. Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

Exchange-Traded Notes (ETNs)

The Fund may invest in ETNs. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to commodities market risk and credit risk.

It is expected that the issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating or there is a decline in the perceived creditworthiness of the issuer, the value of the ETN will decline as a lower credit rating reflects a greater risk that the issuer will default on its obligation to ETN investors. The Fund must pay an investor fee when investing in an ETN, which will reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. There are no periodic interest payments for ETNs, and principal typically is not protected. As is the case with other exchange traded products, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

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Fixed Income Securities

The Fund may invest in fixed income securities. The market value of the fixed income investments in which the Fund may invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund’s NAV. Additional information regarding fixed income securities is described below:

•	Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

•	Variable and Floating Rate Securities. The Fund may invest in variable and floating rate instruments, which involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities

The Fund may invest in debt securities, which are securities consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate debt securities, government securities, municipal securities, convertible securities, and mortgage-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and currency risk.

•	Non-Investment-Grade Debt Securities. The Fund may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a NRSRO (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB– by Standard & Poor’s) or are determined to be of comparable quality by the Advisor or the Sub-Advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

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Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund’s investment adviser in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase. However, the Advisor and Sub-Advisor will monitor the investment to determine whether continued investment in the security is in the best interest of Fund shareholders.

Foreign Issuers

The Fund may invest in issuers located outside the United States directly, or in financial instruments, exchange traded funds (“ETFs”) or other exchange traded products (collectively, with ETFs and ETNs, “ETPs”) that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the U.S. ADRs are U.S. dollar denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the U.S. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the U.S. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

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Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investing in foreign issuers may involve risks not typically associated with investing in issuers domiciled in the U.S. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.

Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the U.S. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

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Illiquid Securities

The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment), including Rule 144A securities. The Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are vested in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC guidance.

A portfolio security is illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the Fund. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund. The fund also may invest in the securities of other investment companies if the fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. Section 12(d)(1) prohibits another investment company from selling its shares to the fund if, after the sale: (i) the fund owns more than 3% of the other investment company’s voting stock or (ii) the fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Trust has entered into agreements with several unaffiliated ETFs that permit, pursuant to an SEC order, the Fund to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above. The Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

If the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

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Consistent with the restrictions discussed above, the Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Advisor or the Sub-Advisor believes such an investment is in the best interests of the Fund and its shareholders. For example, the Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. The Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, a Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the Fees and Expenses of a Fund that invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index.

The Fund may invest in primarily index-based ETFs as well as ETFs that are actively managed.

Closed-End Funds. The Fund and certain of the ETFs in which it invests may invest in closed-end funds. Closed-end funds are pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher or lower than the net asset value of a closed-end fund’s portfolio holdings. When such prices are higher, shares are said to be trading at a “premium.” When they are lower, shares are said to be trading at a “discount.” Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While the Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While the Fund attempts to invest in a diversified basket of closed-end funds, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. The Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

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Lending of Portfolio Securities

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor, Sub-Advisor, or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Fund’s securities lending arrangements are subject to Board approval. In addition, to the extent a Fund engages in securities lending, the Board will adopt procedures that are reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Pooled Investment Vehicles

The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a result, as a shareholder of such vehicles, the Fund will not have all of the investors protections afforded by the 1940 Act. Such pooled vehicles may be required to comply with the provisions of other federal securities laws, such as the Securities Act of 1933. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If the Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Advisor and the other expenses that the Fund bears directly in connection with its own operations.

The Fund may invest in certain ETFs or other ETPs that are not taxable as regulated investment companies (“RICs”). These non-RIC ETPs may produce non-qualifying income for purposes of the “90% Test” (as defined below), which must be met in order for the Fund to maintain its status as a RIC under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income for purposes of the 90% Test than the Fund’s portfolio management expects, this non-qualifying income may be attributed to the Fund and could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

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Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the Fund. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because the Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions, which may be deemed to be loans. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash, cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

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Short Sales

The Fund may engage regularly in short sales transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

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On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. In connection with the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac currently are protected.

When-Issued, Delayed-Delivery and Forward Commitment Securities

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued, delayed-delivery or forward commitment basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. The Fund will not purchase securities on a when-issued, delayed-delivery or forward commitment basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued, delayed-delivery or forward commitment securities. The Trust does not believe that the Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued, delayed-delivery or forward commitment basis.

Zero Coupon Bonds

The Fund, may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

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Real Estate Investment Trusts (REITs)

The Fund, may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which the Fund invests in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

INVESTMENT RESTRICTIONS

Fundamental Policies of the Fund

In addition to the limits disclosed above and the investment limitations described in the Prospectus, the Fund is subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan and (3) enter into reverse repurchase agreements.1

1	While there is no limit on the percentage of Fund assets that may be used in connection with reverse repurchase agreements, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets.

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Commodities. The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts.

Diversification. The Fund may not (i) with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

Concentration. The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or shares of investment companies. The Fund will not invest 25% or more of its total assets in any investment company that so concentrates.2

Loans, Repurchase Agreements and Loans of Portfolio Securities. The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Real Estate. The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Senior Securities. The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting. The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

Non-Fundamental Policies

The following investment limitation is a non-fundamental policy of the Fund and may be changed with respect to the Fund by the Board:

The Fund may not purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

CONTINUOUS OFFERING

The method by which Creation Units are created and sold may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

2	For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective Depositary Receipt.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Shares of the Fund are listed and traded on the Exchange. The shares of the Fund will trade on the Exchange at prices that may differ to some degree from the Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

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In addition, the Sub-Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of the Fund to participate in higher volume transactions generally will be beneficial to the Fund.

Brokerage Selection. The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Sub-Advisor is not required to select a broker-dealer based on the lowest commission rate available for a particular transaction. In such cases, the Sub-Advisor may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services provided to the Sub-Advisor consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Section 28(e) provides that the Sub-Advisor may cause the Fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker-dealer would have charged as long as the Sub-Advisor makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To the extent the Sub-Advisor obtains brokerage and research services that it otherwise would acquire at its own expense, the Sub-Advisor may have an incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

The Sub-Advisor will only obtain brokerage and research services from broker-dealers in arrangements that are consistent with Section 28(e) of the 1934 Act. The types of products and services that the Sub-Advisor may obtain from broker-dealers through such arrangements will include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Advisor may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services. Any advisory or other fees paid to the Sub-Advisor are not reduced as a result of the receipt of brokerage and research services.

In some cases the Sub-Advisor may receive a product or service from a broker that has both a “research” and a “non-research” use. When this occurs, the Sub-Advisor will make a good faith allocation between the research and non-research uses of the product or service. The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

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Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Sub-Advisor, or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. Because the Fund is new, as of the date of this SAI, the Fund did not hold any securities of its “regular brokers and dealers.”

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board of Trustees is responsible for overseeing the management and affairs of the Fund and each of the Trust’s other funds, which are not described in this SAI. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Sub-Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board’s role in risk management oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

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The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor, and receives information about those services at its regular meetings.  In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and the Sub-Advisory Agreement with the Advisor and the Sub-Advisor, respectively, the Board meets with the Advisor and the Sub-Advisor to review the services each provides. Among other things, the Board regularly considers the Advisor’s and the Sub-Advisor’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s or the Sub-Advisor’s use of higher-risk financial instruments in managing the Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Advisor, and Sub-Advisor risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor and the Sub-Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Administrator makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, Sub-Advisor, the Chief Compliance Officer, the independent registered public accounting firm, and other service providers, the Board and the Audit Committee review in detail any material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Advisor, Sub-Advisor and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

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Members of the Board and Officers of the Trust. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Noah Hamman, is an interested person of the Trust as that term is defined in the 1940 Act. No single independent Trustee serves as a lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics the Trust and its operations. The Trust made this determination in consideration of, among other things, the fact that the Trustees who are not interested persons of the Fund (i.e., “independent Trustees”) constitute at least fifty percent (50%) of the Board, the fact that the Audit Committee is composed of the independent Trustees, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee

Interested Trustee
Noah Hamman* 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1968)	Trustee, No set term; served since 2009	Chief Executive Officer, Principal Financial Officer & President of AdvisorShares Trust (2006-present); Chief Executive Officer, President and Founder of AdvisorShares Investments, LLC - Investment Advisory Services (2006-present); President and Chief Executive Officer of Arrow Investment Advisors, LLC (2006-2008); Vice-President - Business Development of Rydex Investments (2001 - 2006).	23	None

Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1952)	Trustee, No set term; served since 2009	Vice President / Chief Operating Officer of NADA Retirement Administrators, Inc. (2009-present); President of Cardinal Trust and Investments; Chief Investment Officer for Wilson/Bennett Capital Management (2006); Senior Vice President and Chief Trust Officer at FBR National Trust Co., (2001-2006).	23	None

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Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee

William G. McVay 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1954)	Trustee, No set term; served since 2011	Founder of RDK Strategies, LLC (2007-present); Vice-President of Zephyr Associates, Inc., (2001- 2006); Executive Vice-President of Financeware, Inc. (2000); First Vice-President of Legg Mason Wood Walker, Inc. (1989-2000).	23	None

Officers of AdvisorShares Trust
Noah Hamman 2 Bethesda Metro Center, Suite 1330, Bethesda, MD 20814 (1968)	Chief Executive Officer & President, No set term; served since 2009	Chief Executive Officer, Principal Financial Officer & President of AdvisorShares Trust (2006-present); Chief Executive Officer, President and Founder of AdvisorShares Investments, LLC - Investment Advisory Services (2006-present); President and Chief Executive Officer of Arrow Investment Advisors, LLC (2006-2008); Vice-President - Business Development of Rydex Investments (2001-2006).	23	None
Dan Ahrens 4144 N. Central Expressway, Suite 600, Dallas, TX 75204 (1966)	Chief Compliance Officer, Secretary & Treasurer, No set term; served since 2009	Executive Vice President of AdvisorShares Investments, LLC (2008 - present); President of Ahrens Advisors, LP (2005 - 2008); President of Mutuals Advisors, Inc. & Mutuals.com Funds (2003-2005).	23	None

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

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Board Standing Committee. The Board has established the following standing committee:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Board members of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) serving as a channel of communication between the independent registered public accounting firm and the Board; (iv) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; (v) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vi) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; (vii) reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (viii) other audit related matters. Each Independent Trustee serves as a member of the Audit Committee. The Audit Committee met five times during the most recently completed fiscal year.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Trust and the Fund provided by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund and its shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her experience, qualifications, attributes and skills, as described below.

The Trust has concluded that Mr. Hamman should serve as Trustee because of the experience he has gained with respect to mutual fund company business development, and the development of exchange-traded funds in particular, in his past position with Rydex Investments, and as the former president and co-founder of Arrow Investment Advisors, LLC, a registered investment adviser to a mutual fund company. Mr. Hamman’s knowledge of and experience in the financial services industry, in general, also qualifies him to serve as Trustee.

The Trust has concluded that Ms. Piper/Bach should serve as Trustee because of her extensive experience in and knowledge of public company accounting and auditing, the financial services industry, and fiduciary and banking law. In particular, during her 30 years in the financial services industry, Ms. Piper/Bach has gained relevant experience in her roles as vice president and chief operating officer of a retirement services company, vice president and chief trust officer of a large custodian bank, and president of a large regional brokerage and wealth management group. In addition, Ms. Piper/Bach is currently serving a two-year term as the Investment Management Consultants Association (“IMCA”) chair. She has been a director of the IMCA for eight years and a member of the Finance, Audit, and Investment Committee, Personnel Committee, Certification Committee, Government Relations Committee, Investments & Wealth Monitor Editorial Advisory Board as well as the Journal of Investment Consulting Editorial Advisory Board.

The Trust has concluded that Mr. McVay should serve as Trustee because of his extensive experience in providing investment advice and business consulting services to financial institutions, endowments, foundations, corporations, and pension funds. In particular, during his 31 years in the financial services industry, Mr. McVay has gained relevant experience in his roles as founder of an investment management firm and vice president and co-director of investment management services of a global asset management firm.

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Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and, in the aggregate, the other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.  ”Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Fund Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in All AdvisorShares Funds Overseen by Trustee
Interested Trustee
Noah Hamman	AdvisorShares Athena International Bear ETF	$0	$50,001-100,000
Independent Trustees
Elizabeth (Betsy) Piper/Bach	AdvisorShares Athena International Bear ETF	$0	$1 - $10,000

William G. McVay	AdvisorShares Athena International Bear ETF	$0	None

Board Compensation. The following table sets forth the compensation that will be paid to each Trustee by the Trust for the fiscal year ended June 30, 2013.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Interested Trustee
Noah Hamman	$0	N/A	N/A	$0
Independent Trustees
Elizabeth (Betsy) Piper/Bach	$12,500	N/A	N/A	$12,500
William G. McVay	$12,500	N/A	N/A	$12,500

Control Persons and Principal Holders of Securities. Because the Fund is new, as of the date of this SAI, there were no beneficial owners of the Fund.

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Codes of Ethics

The Board, on behalf of the Trust, has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and the Sub-Advisor have each adopted a code of ethics pursuant to Rule 17j-1. These codes of ethics (each, a “Code of Ethics” and together, the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor will vote proxies for securities included in the Fund’s portfolio in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record on Form N-PX. The Trust’s most recent Form N-PX will be available without charge, upon request by calling 877.843.3831 or by writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. The Trust’s Form N-PX also will be available on the SEC’s web site at www.sec.gov.

The Advisor and the Advisory Agreement

The Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. The Advisor is a Delaware limited liability company organized on October 12, 2006. The membership units are owned and controlled by Wilson Lane Group, LLC (which is controlled by Noah Hamman), and by Fund.com, Inc.

Pursuant to an investment advisory agreement with the Trust dated June 2, 2009 (the “Advisory Agreement”), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control of the Board and the officers of the Trust. In addition to its overall responsibility to manage the Fund, the Advisor oversees the investment and the reinvestment of the assets of the Fund by the Sub-Advisor, in accordance with the investment objective, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust.

The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of the Fund in order to limit the Fund’s operating expenses as described in the Fund’s Prospectus.

After an initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Advisor, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund. In addition, the Advisor may, at any time, terminate the Advisory Agreement by not more than 60 days’ nor less than 30 days’ written notice to the Trust.

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For its investment management services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at the annual rate listed below based on the average daily net assets of the fund. As part of its agreement with the Trust, the Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding brokerage commissions, taxes, interest expense, Acquired Fund Fees and Expenses, amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, if any, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the Maximum Annual Operating Expense Limit of the Fund’s average daily net assets for at least a year from the date of this SAI. The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Advisor upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then current one year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Trust, with respect to the Fund. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and the Fund’s Maximum Annual Operating Expense Limit to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period.

The Fund’s Maximum Annual Operating Expense Limit is listed below.

Fund	Advisory Fee as a % of Average Daily Net Assets	Maximum Annual Operating Expense Limit
AdvisorShares Athena International Bear ETF	1.35%	1.50%

A discussion regarding the basis for the Board’s initial approval of the Fund’s Advisory Agreement will be included in the Trust’s Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

The Sub-Advisor and the Sub-Advisory Agreement

Under a Sub-Advisory Agreement, the Sub-Advisor listed below serves as the investment sub-adviser to the Fund, makes the investment decisions for the Fund, and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Advisor and the Board.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a termination of the Advisory Agreement, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Advisor, or by the Sub-Advisor on 90 days’ written notice to the Trust. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

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Sub-Advisory Fees Paid to the Sub-Advisor. For its services under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly, by the Advisor, at an annual rate based on the average daily net assets of the Fund as follows:

Fund	Sub-Advisor	Sub-Advisory Fee
AdvisorShares Athena International Bear ETF	AthenaInvest Advisors, LLC	0.50%

Pursuant to an exemptive order from the SEC, the Advisor, subject to certain conditions, may terminate the existing Sub-Advisor or hire new sub-advisers for the Fund, materially amend the terms of particular agreements with sub-advisers or continue the employment of a sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. Consequently, under the exemptive order, the Advisor has the right to hire, terminate and replace a sub-adviser when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This “manager of managers” structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the investment advisory agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Sub-Advisory Agreement will be included in the Trust’s Annual or Semi-Annual Report to Shareholders following the Fund’s commencement of operations.

Portfolio Manager

This section includes information about the Fund’s portfolio manager, including information about other accounts he manages, the dollar range of Fund shares he owns and how he is compensated.

Portfolio Manager Compensation. The portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The portfolio manager receives his compensation in the form of a flat salary and net revenue sharing based the Sub-Advisor’s assets under management. Thus, the portfolio manager's compensation is aligned with the interests of the Sub-Advisor’s clients and Fund investors.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund as of the date of this SAI.

Accounts Managed by Portfolio Manager. Including the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
C. Thomas Howard	0	$0	0	$0	570	$70

* Information provided is as of May 31, 2013.

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Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Advisor manages are fairly and equitably allocated.

Administration, Custody and Transfer Agency Agreements

The Bank of New York Mellon (“BNY Mellon”) serves as administrator, custodian and transfer agent for the Fund. The principal address of BNY Mellon is 101 Barclay Street, New York, New York 10286. Under an Administration and Accounting Agreement with the Trust, BNY Mellon provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services. Under a custodian agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by it and to make payments for securities purchased by the Trust for the Fund. Pursuant to a transfer agency and service agreement with the Trust, BNY Mellon acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust.

In consideration for its administrative services, BNY Mellon is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.025% on the first $1 billion on the gross adjusted assets of the Fund and 0.02% on the gross adjusted assets of the Fund exceeding $1 billion.

Distribution

Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter and distributor of shares of the Fund. The principal address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into agreement with the Trust pursuant to which it distributes shares of the Fund (the “Distribution Agreement”). The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the 1934 Act and a member of The Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund. The Distributor is not affiliated with the Trust, the Advisor, Sub-Advisor, or any stock exchange.

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

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Distribution Plan. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of the Fund’s assets attributable to shares as compensation for distribution services. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

No distribution fees are currently charged to the Fund; there are no plans to impose these fees, and no such fees will be charged for at least a year from the date of this SAI. However, in the event that distribution fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

Costs and Expenses. The Fund bears all expenses of its operation other than those assumed by the Advisor, which are discussed in detail above under “The Advisor and the Advisory Agreement.”

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

CREATION AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Cash Purchase. Unlike many other ETFs, Creation Units of the Fund are sold only for cash (“Cash Purchase Amount”). Creation Units are sold at the net asset value next computed, plus a transaction fee, as described below.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (a “Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

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All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (25,000 in the case of the Fund). All orders to create Creation Units must be received by the Distributor no later than 3:00 p.m., Eastern Time, an hour earlier than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern Time) on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing purchase orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Cash Purchase Amount.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process, all purchases of which will be effected through a transfer of cash directly through DTC, should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders. All purchases of the Fund will be effected through a transfer of cash directly through DTC. Those persons placing purchase orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Cash Purchase Amount together with the applicable Transaction Fee.

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Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) acceptance of the Cash Purchase Amount would have certain adverse tax consequences to the Fund; (d) the acceptance of the Cash Purchase Amount would, in the opinion of counsel, be unlawful; (e) the acceptance of the Cash Purchase Amount would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of the Cash Purchase Amount nor shall either of them incur any liability for the failure to give any such notification.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee*
AdvisorShares Athena International Bear ETF	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Cash Redemption Amount. The redemption proceeds for a Creation Unit of the Fund will consist solely of cash in an amount equal to the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, less a redemption transaction fee described below (“Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

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Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m. Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 3:00 p.m. Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m. Eastern Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Cash Redemption Amount to the Authorized Participant by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee
AdvisorShares Athena International Bear ETF	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS; and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

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DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating NAV.”

The NAV of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that the Exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including ETFs, is taken from the exchange where the security is primarily traded. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined in good faith by the Sub-Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends for the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

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Federal Income Taxes

The following is a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company (RIC) Status

The Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test. In order to qualify for relief provisions for a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although the dividends could be eligible for the dividends received deduction for corporate shareholders and the dividends may be eligible for the lower tax rates available to noncorporate shareholders on qualified dividend income. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

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The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for the year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Fund Distributions

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. However, the Fund may determine not to distribute, or determine to defer the distribution of, some portion of its income in non-routine circumstances. If the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

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The Fund’s distributions from income and short-term capital gains will generally be taxable as ordinary income. Distributions reported to Fund shareholders as capital gain dividends shall be taxable as long-term capital gains (which, for noncorporate shareholders, are taxable at reduced rates), regardless of how long the shareholders have owned the shares. The Fund does not anticipate that a significant portion of its distributions will be eligible for treatment as qualified dividend income (which for noncorporate taxpayers is taxable at reduced rates) or for the dividends-received deduction for corporate taxpayers. The Fund’s shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the period of investment in the Fund.

If the Fund’s distributions for a taxable year exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and generally result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

B eginning in 2013, U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Sale or Redemption of Shares

Sales and redemptions of Fund shares are generally taxable transactions for federal income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized upon the sale or redemption of Fund shares will be disallowed to the extent that substantially identical shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Certain Foreign Investments

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If more than 50% of the value of the Fund’s assets at taxable year- end is represented by debt and equity securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Internal Revenue Code. If at least 50% of the value of the Fund’s total assets at the close of each quarter of a taxable year consists of interests in RICs (including ETFs that are RICs), the Fund may elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. federal income tax returns for their pro rata portion of (1) any qualified taxes paid by those other RICs and passed through to the Fund for that taxable year and (2) any qualified foreign taxes paid by the Fund itself for that taxable year. In the event the Fund makes either such election, each such shareholder will be required to include in gross income its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

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Investment in Certain ETFs and Certain Direct Fund Investments

The Fund may invest in ETFs that are taxable as RICs under the Internal Revenue Code. Any income the Fund receives from such ETFs should be qualifying income for purposes of the 90% Test. Because the Fund may invest in ETFs taxable as RICs and distributions from any such ETFs to the Fund may be reinvested in additional shares of those ETFs, the Fund may have to sell assets to distribute income derived from those ETFs. Those sales may occur at a time when the Sub-Advisor would not otherwise have chosen to sell such securities and will generally result in taxable gain or loss.

The Fund also may invest in one or more ETFs or other ETPs that are not taxable as RICs under the Internal Revenue Code and that may generate non-qualifying income for purposes of the 90% Test. Similarly, the Fund may make certain direct investments that may produce non-qualifying income for purposes of the 90% Test. The Fund’s Sub-Advisor and Advisor anticipate monitoring investments that may produce non-qualifying income very closely to ensure that the Fund satisfies the 90% Test. Nevertheless, non-qualifying income of the Fund may be more than anticipated, the Fund may be unable to generate qualifying income at levels sufficient to ensure it satisfies the 90% Test, or the Fund might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. In any such case, the Fund could fail the 90% Test and fail to qualify as a RIC.

The Fund may invest in ETPs that are structured in a manner that causes income, gains, losses, credits and deductions of the ETPs to be taken into account for U.S. federal income tax purposes by the Fund whether or not any distributions are made from the ETPs to the Fund. Thus, the Fund may be required to take into account income or gains in a taxable year without receiving any cash and may have to sell assets to distribute such income or gains. Those sales will generally result in taxable gain or loss and may occur at a time when the Fund’s Sub-Advisor or Advisor would not otherwise have chosen to sell such securities.

Options, Swaps and Other Complex Securities

The Fund and ETFs and ETPs in which it invests may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund, ETFs or ETPs are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, ETFs or ETPs and/or defer the Fund’s, an ETF’s or an ETP’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.

With respect to any investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund, an ETF or an ETP may be required to include as part of its current income the imputed interest on such obligations even though it may not have received any interest payments on such obligations during that period.

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The Fund and certain ETFs and ETPs may be required for federal income tax purposes to mark to market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts and options as of the end of the year as well as those actually realized during the year. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

Any transactions in foreign currencies and forward foreign currency contracts may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund, an ETF or an ETP (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income by the Fund, ETF or ETP and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Fund shareholders. These provisions also may require the Fund, an ETF or an ETP to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund, ETF or ETP to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes.

Complex Securities

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Back-Up Withholding

In certain cases, the Fund will be required to withhold (as “backup withholding”) on reportable dividends and distributions, as well as the proceeds of any redemptions of Creation Units, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the U.S. (discussed below).

Foreign Shareholders

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

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Ordinary dividends, redemption payments and certain capital gain dividends paid after December 31, 2013 (or, in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to withholding tax at a 30% rate. Under current IRS guidance, withholding on such payments will begin at different times depending on the type of payment, the type of payee, and whether the shareholder’s account is opened before or after January 1, 2014. Withholding with respect to ordinary dividends is currently scheduled to begin on January 1, 2014 for accounts opened on or after that date and on certain later dates for accounts opened before January 1, 2014. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2017. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

Taxes on Creation and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Internal Revenue Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Internal Revenue Code and the tax consequences of Internal Revenue Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

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Other Tax Considerations

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a RIC generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in the Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. Charitable remainder trusts are subject to special rules and should consult their tax advisers. There are no restrictions preventing ETPs from holding investments in REITs that hold residual interests in REMICs, and the Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisers regarding the particular tax consequences to them of an investment in the Fund and regarding specific questions as to foreign, federal, state, or local taxes.

OTHER INFORMATION

The Trust currently is composed of multiple series or funds, including the Fund, and the Board may establish additional funds in the future. Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share of a fund is entitled to participate equally in any dividends and distributions declared by the Board with respect to the fund, and in the net distributable assets of the fund on liquidation.

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund’s Advisor, Sub-Advisor, Distributor, or any affiliated person of the Fund, the Advisor, Sub-Advisor, or Distributor.

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Each Business Day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following Business Day. Daily access to information concerning the Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor, Sub-Advisor, and other service providers, such as the Administrator, and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund’s current registration statement.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one Business Day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund’s Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Advisor, the Sub-Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Fund’s Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Fund and does not mean the cash investments and other investment positions (collectively, other investment positions) held by the Fund, which are not disclosed.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full Fund share owned. The Fund will vote separately on matters relating solely to the Fund. All shares of the Fund are freely transferable.

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As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by the Board on the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 877.843.3831 or by writing to the Trust at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814.

Shareholder Inquiries

Shareholders may visit the Trust’s web site at www.advisorshares.com or call 877.843.3831 to obtain information on account statements, procedures, and other related information.

COUNSEL

Bingham McCutchen LLP, located at 2020 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian (the “Custody Agreement”). Under the Custody Agreement, the Custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has not yet commenced operations and therefore, it does not have any Financial Statements. The Fund’s financial statements will be available after the Fund has completed a full year of operations.

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APPENDIX A

Bond Ratings

Below is a description of Standard & Poor’s Ratings Group (“Standard & Poor’s”) and Moody’s Investors

Service, Inc. (“Moody’s”) bond rating categories.

Standard & Poor’s Ratings Group Corporate Bond Ratings

AAA -This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated “AA” also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from “AAA” issues only in small degree.

A - Bonds rated “A” have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated “BBB” are regarded as having an adequate capability to pay principal and interest.

Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated “b” have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated “CCC” have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody’s Investors Service, Inc. Corporate Bond Ratings

Aaa - Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in “Aaa” securities.

A-1

A - Bonds rated “A” possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated “Ba” are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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APPENDIX B

ATHENAINVEST ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING

For its SMA business, AthenaInvest does not take any action or render any advice to customers with respect to the voting of proxies solicited by, or with respect to the issues of any securities held in customers’ accounts.

For pooled investments that require AthenaInvest to vote proxies, the following policies and procedures apply.

1.1	Objective

Our objective in voting proxy is to maximize the value of securities while still maintaining the security’s investment objective.

1.2	General Guidelines

To achieve and support AthenaInvest’s proxy voting objective, AthenaInvest adopts the following proxy voting guidelines:

•	AthenaInvest will vote proxies in line with the management of the firm.

1.1	Procedures

1.1.1.	Proxy Voting Committee (the “Committee”)

AthenaInvest forms a “Proxy Voting Committee” (the “Committee”). The Committee members are appointed by our CCO. The Committee is responsible for performing the following functions:

•	Reviewing and analyzing proxy proposals based on our proxy voting objective;
•	Determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy proposal;
•	Seeking for third party recommendations, if needed; and
•	Voting proxies.

The Committee keeps its meeting minutes. The Committee is responsible for maintaining all materials and reports reviewed and evaluated during the meeting for each proposal.

1.1	Proxy Voting Oversight

The Board of Directors is responsible for overseeing our proxy voting practice. In addition, the Board of Directors reviews and approves our proxy voting procedures and guidelines.

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1.2	Disclose to Customers

At the time of opening an account and annually thereafter, AthenaInvest provides to the pooled investment how it can obtain information from AthenaInvest on how its securities were voted.

In addition, AthenaInvest provides AthenaInvest’s proxy voting policies and procedures to customers upon request.

Our CCO is responsible for:

•	Making certain that AthenaInvest’s Form ADV Part 2A, customer agreements and our public website contains information on how to obtain information on how customers’ securities were voted;
•	Providing information, at least annually, on how to obtain information on how customers’ were voted either by directly proving such information to customers and intermediaries; and
•	Supplying a copy of AthenaInvest’s proxy voting policies and procedures to customers and intermediaries, upon request, in a timely manner.

1.1	Books and Records

AthenaInvest maintains the following proxy voting related books and records:

•	Copies of all proxy voting policies and procedures;
•	A copy of each proxy statement that AthenaInvest receives for which it has proxy voting authority;
•	A record of each vote cast on behalf of the pooled investment;
•	A copy of any document used or created by AthenaInvest or AthenaInvest Personnel that is material to making a decision how to vote proxies on behalf of the pooled investment or that memorializes the basis of that decision;
•	A copy of each written request for information on how AthenaInvest voted proxies on behalf of the pooled investment, and a copy of any written response by AthenaInvest to any request for information on how AthenaInvest voted proxies on behalf of the pooled investment.

AthenaInvest maintains and preserves in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate AthenaInvest office.

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PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust dated July 30, 2007, as filed with the state of Delaware on August 1, 2007, for AdvisorShares Trust (the “Registrant” or the “Trust”) is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001104659-09-017027 on March 12, 2009.

(a)(2)	Registrant’s Agreement and Declaration of Trust dated July 30, 2007 is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-037448 on June 9, 2009.

(b)	Registrant’s By-Laws dated July 30, 2007 are incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-037448 on June 9, 2009.

(c)	Not applicable.

(d)(1)	Advisory Agreement dated June 2, 2009 between the Registrant and AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-037333 on July 9, 2010.

(d)(2)	Amendment and revised Schedule A, effective as of July 1, 2013, to the Advisory Agreement dated June 2, 2009 between the Registrant and AdvisorShares Investments, LLC is filed herewith.

(d)(3)	Sub-Advisory Agreement dated November 20, 2009 between AdvisorShares Investments, LLC and WCM Investment Management, relating to the WCM/BNY Mellon Focused Growth ADR ETF, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-021988 on April 23, 2010.

(d)(4)	Sub-Advisory Agreement dated May 10, 2010 between AdvisorShares Investments, LLC and Peritus I Asset Management, LLC, relating to the Peritus High Yield ETF, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-026211 on May 11, 2010.

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(d)(5)	Sub-Advisory Agreement dated September 9, 2010 between AdvisorShares Investments, LLC and Cambria Investment Management, Inc. (now Cambria Investment Management, L.P.), relating to the Cambria Global Tactical ETF, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-049117 on September 13, 2010.

(d)(6)	Sub-Advisory Agreement dated September 15, 2010 between AdvisorShares Investments, LLC and Ranger Alternative Management, L.P., relating to the Active Bear ETF (now, Ranger Equity Bear ETF), is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-050506 on September 22, 2010.

(d)(7)	Sub-Advisory Agreement dated December 22, 2010 between AdvisorShares Investments, LLC and Madrona Funds, LLC, relating to the Madrona Forward Domestic ETF (now the Madrona Domestic ETF), Madrona Forward International ETF (now the Madrona International ETF) and Madrona Forward Global Bond ETF (now the Madrona Global Bond ETF), is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-069019 on December 30, 2010.

(d)(8)	Sub-Advisory Agreement dated March 14, 2011 between AdvisorShares Investments, LLC and American Retirement Planners II, Inc., relating to the Meidell Tactical Advantage ETF, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-014960 on March 15, 2011.

(d)(9)	Sub-Advisory Agreement dated May 9, 2011 between AdvisorShares Investments, LLC and Trim Tabs Asset Management, LLC, relating to the TrimTabs Float Shrink ETF, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157867 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-027848 on May 11, 2011.

(d)(10)	Amended and Restated Investment Sub-Advisory Agreement dated March 29, 2012 between AdvisorShares Investments LLC and Accuvest Global Advisors, relating to the Accuvest Global Opportunities ETF and the Accuvest Global Long Short ETF, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036318 on June 25, 2012.

(d)(11)	Sub-Advisory Agreement dated October 28, 2011 between AdvisorShares Investments, LLC and First Affirmative Financial Network, LLC, relating to the AdvisorShares Global Echo ETF, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036318 on June 25, 2012.

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(d)(12)	Sub-Advisory Agreement dated September 21, 2011 between AdvisorShares Investments, LLC and Reynders, McVeigh Capital Management, LLC, relating to the AdvisorShares Global Echo ETF, is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-055384 on September 28, 2011.

(d)(13)	Sub-Advisory Agreement dated September 23, 2011 between AdvisorShares Investments, LLC and Community Capital Management, Inc., relating to the AdvisorShares Global Echo ETF, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036318 on June 25, 2012.

(d)(14)	Sub-Advisory Agreement dated September 23, 2011 between AdvisorShares Investments, LLC and Baldwin Brothers, Inc., relating to the AdvisorShares Global Echo ETF, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-055384 on September 28, 2011.

(d)(15)	Sub-Advisory Agreement dated October 28, 2011 between AdvisorShares Investments, LLC and Partnervest Advisory Services, LLC, relating to the STAR Global Buy-Write ETF, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-060142 on October 31, 2011.

(d)(16)	Sub-Advisory Agreement dated December 21, 2011 between AdvisorShares Investments, LLC and Commerce Asset Management, LLC, relating to the QAM Equity Hedge ETF, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036318 on June 25, 2012.

(d)(17)	Sub-Advisory Agreement dated December 8, 2011 between AdvisorShares Investments, LLC and Your Source Financial PLC, relating to the AdvisorShares Global Alpha & Beta ETF, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-004761 on January 30, 2012.

(d)(18)	Sub-Advisory Agreement dated June 5, 2012 between AdvisorShares Investments, LLC and Pring Turner Capital Group, relating to the Pring Turner Business Cycle ETF, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036752 on June 27, 2012.

(d)(19)	Sub-Advisory Agreement dated June 21, 2012 between AdvisorShares Investments, LLC and Newfleet Asset Management, LLC, relating to the Newfleet Multi-Sector Income ETF, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-050438 on September 10, 2012.

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(d)(20)	Sub-Advisory Agreement dated July 1, 2013 between AdvisorShares Investments, LLC and AthenaInvest Advisors, LLC, relating to the Athena International Bear ETF, is filed herewith.

(d)(21)	Investment Sub-Advisory Agreement dated January 11, 2013 between Advisorshares Investments, LLC and Treesdale Partners, LLC, relating to the International Gold ETF, Gartman Gold/Yen ETF, Gartman Gold/British Pound ETF, and Gartman Gold/Euro ETF is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-004364 on January 29, 2013.

(d)(22)	Sub-Advisory Agreement between AdvisorShares Investments, LLC and Sage Advisory Services, Ltd. Co., relating to the Sage Core Reserves ETF, to be filed by amendment.

(d)(23)	Form of Sub-Advisory Agreement between AdvisorShares Investments, LLC and Recon Capital Partners, LLC, relating to the Recon Capital Alternative Income ETF, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-012663 on March 4, 2013.

(d)(24)	Sub-Advisory Agreement between AdvisorShares Investments, LLC and Treesdale Partners, LLC, relating to the Treesdale Rising Rates ETF, to be filed by amendment.

(e)(1)	ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(e)(2)	Sixth Amendment and revised Exhibit A dated August 15, 2012 to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with SEC via EDGAR Accession No. 0001144204-12-050438 on September 10, 2012.

(e)(3)	Eighth Amendment and revised Exhibit A dated January 17, 2013 to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-004364 on January 29, 2013.

(e)(4)	Ninth Amendment and revised Exhibit A dated July 17, 2013 to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is filed herewith.

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(e)(5)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(f)	Not applicable.

(g)(1)	Custody Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(g)(2)	Revised Schedule II, as last revised July 1, 2013, to the Custody Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is filed herewith.

(h)(1)	Fund Administration and Accounting Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(h)(2)	Revised Exhibit A, as last revised July 1, 2013, to the Fund Administration and Accounting Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is filed herewith.

(h)(3)	Transfer Agency and Service Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-013601 on March 16, 2010.

(h)(4)	Revised Appendix I, as last revised July 1, 2013, to the Transfer Agency and Service Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is filed herewith.

(h)(5)	Exchange Traded Fund Services Fee Schedule for Fund Custody, Fund Accounting, Fund Administration and Transfer Agency Services dated February 2009 is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-049117 on September 13, 2010.

(h)(6)	License Agreement between AdvisorShares Investments, LLC and the Global Echo Foundation, to be filed by amendment.

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(h)(7)	Second Amended and Restated Expense Limitation Agreement dated November 21, 2011 between the Registrant and AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-004761 on January 30, 2012.

(h)(8)	Schedule A, as last revised July 1, 2013, to the Second Amended and Restated Expense Limitation Agreement dated November 21, 2011 between the Registrant and AdvisorShares Investments, LLC is filed herewith.

(h)(9)	Expense Limitation Agreement dated May 10, 2010 between AdvisorShares Investments, LLC and Peritus I Asset Management, LLC, relating to the Peritus High Yield ETF, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-026211 on May 11, 2010.

(h)(10)	Expense Limitation Agreement dated September 9, 2010 between AdvisorShares Investments, LLC and Cambria Investment Management, Inc. (now Cambria Investment Management, L.P.), relating to the Cambria Global Tactical ETF, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 11 to the Registrant’s Registration statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-049117 on September 13, 2010.

(h)(11)	Expense Limitation Agreement dated September 15, 2010 between AdvisorShares Investments, LLC and Ranger Alternative Management, L.P., relating to the Active Bear ETF (now, Ranger Equity Bear ETF), is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-050506 on September 22, 2010.

(h)(12)	Expense Limitation Agreement dated December 22, 2010 between AdvisorShares Investments, LLC and Madrona Funds, LLC, relating to the Madrona Forward Domestic ETF (now the Madrona Domestic ETF), Madrona Forward International ETF (now the Madrona International ETF) and Madrona Forward Global Bond ETF (now the Madrona Global Bond ETF), is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-069019 on December 30, 2010.

(h)(13)	Expense Limitation Agreement dated March 14, 2011 between AdvisorShares Investments, LLC and American Retirement Planners II, Inc., relating to the Meidell Tactical Advantage ETF, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-014960 on March 15, 2011.

(h)(14)	Expense Limitation Agreement dated May 9, 2011 between AdvisorShares Investments, LLC and Trim Tabs Asset Management, LLC, relating to the TrimTabs Float Shrink ETF, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157867 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-027848 on May 11, 2011.

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(h)(15)	Expense Limitation Agreement dated December 1, 2011 between AdvisorShares Investments, LLC and Accuvest Global Advisors, relating to the Accuvest Global Opportunities ETF and the Accuvest Global Long Short ETF, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-067733 on November 30, 2011.

(h)(16)	Expense Limitation Agreement dated October 28, 2011 between AdvisorShares Investments, LLC and Partnervest Advisory Services, LLC, relating to the STAR Global Buy-Write ETF, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-060142 on October 31, 2011.

(h)(17)	Expense Limitation Agreement dated December 21, 2011 between AdvisorShares Investments, LLC and Commerce Asset Management, LLC, relating to the QAM Equity Hedge ETF, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036318 on June 25, 2012.

(h)(18)	Expense Limitation Agreement dated June 5, 2012 between AdvisorShares Investments, LLC and Pring Turner Capital Group, relating to the Pring Turner Business Cycle ETF, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036752 on June 27, 2012.

(h)(19)	Expense Limitation Agreement dated January 11, 2013 between AdvisorShares Investments, LLC and Treesdale Partners, LLC, relating to the International Gold ETF, is incorporated herein by reference to Exhibit (h)(23) of Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-004364 on January 29, 2013.

(h)(20)	Expense Limitation Agreement dated July 1, 2013, between AdvisorShares Investments, LLC and AthenaInvest Advisors, LLC, relating to the Athena International Bear ETF, is filed herewith.

(h)(21)	Expense Limitation Agreement between AdvisorShares Investments, LLC and Sage Advisory Services, Ltd. Co., relating to the Sage Core Reserves ETF, to be filed by amendment.

(h)(22)	Expense Limitation Agreement between AdvisorShares Investments, LLC and Treesdale Partners LLC, relating to the Treesdale Rising Rates ETF, to be filed by amendment.

7

(i)(1)	Opinion and consent of counsel, Bingham McCutchen LLP, is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-050438 on September 10, 2012.

(i)(2)	Opinion and consent of counsel, Bingham McCutchen LLP, relating to the shares of the Gartman Gold/Yen ETF, Gartman Gold/Euro ETF, Gartman Gold/British Pound ETF, and International Gold ETF, is incorporated herein by reference to Exhibit (i)(2) of Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-018692 on March 29, 2013.

(i)(3)	Opinion and consent of counsel, Bingham McCutchen LLP, relating to the shares of the Athena International Bear ETF, is filed herewith.

(i)(4)	Opinion and consent of counsel, Bingham McCutchen LLP, relating to the shares of the Sage Core Reserves ETF, to be filed by amendment.

(i)(5)	Opinion and consent of counsel, Bingham McCutchen LLP, relating to the shares of the Treesdale Rising Rates ETF, to be filed by amendment.

(j)	Not applicable.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Distribution Plan is incorporated herein by reference to Exhibit (m) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(m)(2)	Revised Schedule A to the Distribution Plan is filed herewith.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics for the Registrant is incorporated herein by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 2, 2009.

(p)(2)	Code of Ethics, dated May 11, 2009, of AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (p)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 2, 2009.

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(p)(3)	Code of Ethics, dated May 1, 2009, of Foreside Financial Group, LLC (including Fund Services, LLC) is incorporated herein by reference to Exhibit (p)(3) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-056114 on October 28, 2010.

(p)(4)	Code of Ethics, dated December 31, 2012, of WCM Investment Management is incorporated herein by reference to Exhibit (p)(4) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-035024 on June 14, 2013.

(p)(5)	Code of Ethics of Peritus I Asset Management, LLC is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-026211 on May 11, 2010.

(p)(6)	Code of Ethics, dated August 5, 2010, of Cambria Investment Management, Inc. (now Cambria Investment Management, L.P.) is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-049117 on September 13, 2010.

(p)(7)	Code of Ethics of Ranger Alternative Management, L.P. is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No 0001144204-10-050506 on September 22, 2010.

(p)(8)	Code of Ethics, dated August 27, 1999, of Madrona Funds, LLC is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-068568 on December 28, 2010.

(p)(9)	Code of Ethics of American Retirement Planners II, Inc. is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-014960 on March 15, 2011.

(p)(10)	Code of Ethics of Trim Tabs Asset Management, LLC is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157867 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-027848 on May 11, 2011.

(p)(11)	Code of Ethics of Accuvest Global Advisors is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-012663 on March 4, 2013.

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(p)(12)	Code of Ethics of First Affirmative Financial Network, LLC is incorporated herein by reference to Exhibit (p)(13) of Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-065129 on November 28, 2012.

(p)(13)	Code of Ethics of Reynders, McVeigh Capital Management, LLC is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-053588 on September 16, 2011.

(p)(14)	Code of Ethics of Baldwin Brothers, Inc. is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-053588 on September 16, 2011.

(p)(15)	Code of Ethics of Community Capital Management Inc. is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-053588 on September 16, 2011.

(p)(16)	Code of Ethics of Partnervest Advisory Services, LLC is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-060142 on October 31, 2011.

(p)(17)	Code of Ethics of Commerce Asset Management, LLC is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-11-067733 on November 30, 2011.

(p)(18)	Code of Ethics of Your Source Financial, PLC is incorporated herein by reference to Exhibit (p)(20) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-004761 on January 30, 2012.

(p)(19)	Code of Ethics, dated September 30, 2012, of Pring Turner Capital Group is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-058175 on October 29, 2012.

(p)(20)	Code of Ethics of Newfleet Asset Management, LLC, amended and restated February 15, 2012, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-036318 on June 25, 2012.

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(p)(21)	Code of Ethics, dated June 2013, of AthenaInvest Advisors, LLC, sub-adviser to the Athena International Bear ETF, is filed herewith.

(p)(22)	Code of Ethics of Treesdale Partners, LLC, is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-018692 on March 29, 2013.

(p)(23)	Code of Ethics of Sage Advisory Services, Ltd. Co., sub-adviser to the Sage Core Reserves ETF, is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-035024 on June 14, 2013.

(p)(24)	Code of Ethics of Recon Capital Partners, LLC is incorporated herein by reference to Exhibit (p)(25) of Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-12-068496 on December 18, 2012.

(q)	Powers of Attorney dated June 2013 for Messrs. Noah Hamman and Dan Ahrens and May 2013 for Mr. William G. McVay and Madame Elizabeth Piper/Bach are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-13-035024 on June 14, 2013.

Item 29.	Persons Controlled by or under Common Control with the Fund

Not applicable.

Item 30.	Indemnification

AdvisorShares Trust (the “Trust” or the “Registrant”) is organized as a Delaware statutory trust and is operated pursuant to an Agreement and Declaration of Trust dated as of July 30, 2007, as amended (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Registrant’s Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity.

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)      every person who is, or has been, a Trustee or an officer, employee, or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series (out of assets belonging to that Series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that the transfer agent of the Trust or any Series shall not be considered an agent for these purposes unless expressly deemed to be such by the Trustees in a resolution referring to Article IX of the Declaration of Trust.

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(ii)       as used herein the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)       who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)       in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:

(A)      by the court or other body approving the settlement;

(B)       by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C)       by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)	To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of Section 9.02 of the Declaration of Trust may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he is not entitled to indemnification under Section 9.02 of the Declaration of Trust; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a full trial-type inquiry or investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under Section 9.02 of the Declaration of Trust.

12

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser and each sub-advisor is or has been, at any time during the last two fiscal years (June 30, 2011 and 2012), engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

AdvisorShares Investments LLC

AdvisorShares Investments, LLC (the “Adviser”) serves as the investment adviser for each series of the Trust. The principal address of the Adviser is 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, none of the directors, officers or partners of the Adviser is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

WCM Investment Management

WCM Investment Management (“WCM”) serves as investment sub-adviser for the Trust’s WCM/BNY Mellon Focused Growth ADR ETF. The principal address of WCM is 281 Brooks Street, Laguna Beach, California 92651. WCM is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, none of the directors, officers or partners of WCM are or have been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Peritus I Asset Management, LLC

Peritus I Asset Management, LLC (“Peritus”) serves as investment sub-adviser for the Trust’s Peritus High Yield ETF. The principal address of Peritus is 26 West Anapamu, 3rd Floor, Santa Barbara, California 93101. Peritus is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

13

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Peritus are or have been engaged in any other business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Peritus	Name of Other Company	Connection with Other Company
Timothy J. Gramatovich, CIO	World Play, Inc., Canada	Interim CEO, Board Member

Cambria Investment Management, L.P.

Cambria Investment Management, L.P. (“Cambria”) serves as investment sub-adviser for the Trust’s Cambria Global Tactical ETF. The principal address of Cambria is 2321 Rosecrans Avenue, Suite 3225, El Segundo, California 90245. Cambria is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Cambria are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Cambria	Name of Other Company	Connection with Other Company
Mebane Faber, CIO	AlphaClone LLC	Co-Founder/Consultant

Eric Richardson, CEO	Cohen & Richardson, LLP	Partner

Ranger Alternative Management, L.P.

Ranger Alternative Management L.P. (“Ranger”) serves as investment sub-adviser for the Trust’s Ranger Equity Bear ETF. The principal address of Ranger is 2828 N. Harwood Street, Suite 1600, Dallas, Texas 75201. Ranger is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Ranger are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Fiscal Year Ended June 30, 2011

Name and Position with Ranger	Name of Other Company	Connection with Other Company
John Del Vecchio	Parabolix Research Incorporated	President

Brad Lamensdorf	BHL Advisors, LLC	Managing Member & Portfolio Manager
	Precision GP, LLC	Managing Member & Portfolio Manager

Scott Canon	Green Mountain Energy Company	Director

14

Fiscal Year Ended June 30, 2012

Name and Position with Ranger	Name of Other Company	Connection with Other Company
John Del Vecchio	Parabolix Research Incorporated	President
	Index Deletion Strategies, LLC	Managing Member

Brad Lamensdorf	BHL Advisors, LLC	Managing Member & Portfolio Manager
	Precision GP, LLC	Managing Member & Portfolio Manager

Madrona Funds, LLC

Madrona Funds, LLC (“Madrona”) serves as investment sub-adviser for the Trust’s Madrona Domestic ETF, Madrona International ETF and Madrona Global Bond ETF. The principal address of Madrona is 2911 Bond Street, Suite 105, Everett, Washington 98201. Madrona is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Madrona are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Madrona	Name of Other Company	Connection with Other Company
Brian K. Evans, Investment Manager and Managing Member	Bauer Evans, Inc. P.S.	Owner and Director
	BondStreet Wealth Management, LLC	Owner and Director

Robert W. Bauer, Investment Manager and Member	Bauer Evans, Inc. P.S.	Employee
	BondStreet Wealth Management, LLC	Employee

Kristi R. Henderson, Investment Manager and Member	Bauer Evans, Inc. P.S.	Employee
	BondStreet Wealth Management, LLC	Employee

Robert W. Bauer, Investment Manager and Member	Bauer Evans, Inc. P.S.	Employee
	BondStreet Wealth Management, LLC	Employee

Kristi R. Henderson, Investment Manager and Member	Bauer Evans, Inc. P.S.	Employee
	BondStreet Wealth Management, LLC	Employee

American Retirement Planners II, Inc.

American Retirement Planners II, Inc. (doing business as “American Wealth Management”) serves as investment sub-adviser for the Trust’s Meidell Tactical Advantage ETF. The principal address of American Wealth Management is 570 Hammill Lane, Reno, Nevada, 89511. American Wealth Management is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of American Wealth Management are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

15

Name and Position with American Wealth Management	Name of Other Company	Connection with Other Company
Laif Meidell, President	Nevada-Area Council BSA	Board Member
	LDS Church	Young Men’s President of Foothill Ward

Patricia Meidell, Secretary	Quail Village II Association	Secretary/Treasurer
	LDS Church	Public Relations Committee, Reno Nevada Stake

Trim Tabs Asset Management, LLC

Trim Tabs Asset Management, LLC (“TrimTabs”) serves as investment sub-adviser for the Trust’s TrimTabs Float Shrink ETF. The principal address of TrimTabs is 1505 Bridgeway, Suite 121, Sausalito, California 94965. TrimTabs is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of TrimTabs are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with TrimTabs	Name of Other Company	Connection with Other Company
Charles Biderman. President & Chief Executive Officer	TrimTabs Investment Research	President & CEO

Minyi Chen, Executive Vice President & Portfolio Manager	TrimTabs Investment Research	EVP Research

Accuvest Global Advisors

Accuvest Global Advisors (“Accuvest”) serves as investment sub-adviser for the Trust’s Accuvest Global Opportunities ETF and Accuvest Global Long Short ETF. The principal address of Accuvest is 3100 Oak Road, Suite 380, Walnut Creek, California 94597. Accuvest is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Accuvest are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Accuvest	Name of Other Company	Connection with Other Company
Brad Jensen, Managing Director	William Wright Associates	Senior Portfolio Manager

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First Affirmative Financial Network, LLC

First Affirmative Financial Network, LLC (“First Affirmative Financial”) serves as investment sub-adviser for the Trust’s AdvisorShares Global Echo ETF. The principal address of First Affirmative Financial is 5475 Mark Dabling Boulevard, Suite 108, Colorado Springs, Colorado 80918. First Affirmative Financial is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of First Affirmative Financial are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with First Affirmative Financial	Name of Other Company	Connection with Other Company
Steven J. Schueth	Alliance for Sustainable Colorado (non-profit)	Director, Treasurer
	Americans for Nonsmokers Rights	Director
	Americans for Nonsmokers Rights Foundation (non-profit)	Director

Reynders, McVeigh Capital Management, LLC

Reynders, McVeigh Capital Management, LLC (“Reynders McVeigh”) serves as investment sub-adviser for the Trust’s AdvisorShares Global Echo ETF. The principal address of Reynders McVeigh is 121 High Street, 5th floor, Boston, Massachusetts 02110. Reynders McVeigh is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Reynders McVeigh are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Reynders McVeigh	Name of Other Company	Connection with Other Company
Chat Reynders, Chairman and CEO	Highwood Productions	President and Owner

Baldwin Brothers, Inc.

Baldwin Brothers, Inc. (“Baldwin Brothers”) serves as investment sub-adviser for the Trust’s AdvisorShares Global Echo ETF. The principal address of Baldwin Brothers is 204 Spring St., Marion, Massachusetts, 02738. Baldwin Brothers is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Baldwin Brothers are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

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Name and Position with Baldwin Brothers	Name of Other Company	Connection with Other Company
Chris de Rotth	Account Manager	Partner

Michael Baldwin	Northeast Investors	Trustee

David Barrett	Tabor Academy	Trustee

Community Capital Management Inc.

Community Capital Management Inc. (“Community Capital”) serves as investment sub-adviser for the Trust’s AdvisorShares Global Echo ETF. The principal address of Community Capital is 2500 Weston Road, Suite 101, Weston, Florida 3331. Community Capital is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Community Capital are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Community Capital	Name of Other Company	Connection with Other Company
David Downes, CEO	Oppenheimer Funds Internet Capital Glaxo Smith Kline Benefit Trust THL Credit	Trustee Director Chair Director

Michelle Rogers, EVP/Senior Portfolio Manager	BAND (Broward Alliance for Neighborhood Development, Inc.)	Unpaid board member

Barbara VanScoy, Founder, Chair of the Board & Senior Portfolio Manager	Southern Municipal Finance Society	Unpaid board member

Julie Egan, SVP/Portfolio Manager	Class Action Claims Management National Federation of Municipal Bond Analysts Southern Municipal Finance Society	Member Member President

Stefanie Little, CCO	Little Consulting Group SEC Compliance Alliance, LLC	President Managing Member

Partnervest Advisory Services, LLC

Partnervest Advisory Services, LLC (“Partnervest”) serves as investment sub-adviser for the Trust’s STAR Global Buy-Write ETF. The principal address of Partnervest is 1216 State Street 3rd Floor, Santa Barbara, California, 93101. Partnervest is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Partnervest are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

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Name and Position with Partnervest	Name of Other Company	Connection with Other Company
Timothy J. Mahota , Managing Member and Chief Compliance Officer	Integral Development Corp	General Counsel

Commerce Asset Management, LLC

Commerce Asset Management, LLC (“Commerce Management”) serves as investment sub-adviser for the Trust’s QAM Equity Hedge ETF. The principal address of Commerce Management is 5050 Poplar Avenue, Suite 2020, Memphis, Tennessee 38157. Commerce Management is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Commerce Management are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Commerce Management	Name of Other Company	Connection with Other Company
J. Vincent Robinson, CEO	Trust One Bank, division of Synovus	Advisory Board member
	Ducks Unlimited, Inc.	Non Board member independent audit committee member
	Christian Brothers University	Non Board member, independent audit committee member

Kurt Voldeng, COO	Memphis Sigma Chi Housing Group, non-profit	Treasurer, Board Member

Your Source Financial, PLC

Your Source Financial, PLC (“Your Source Financial”) serves as investment sub-adviser for the Trust’s AdvisorShares Global Alpha & Beta ETF. The principal address of Your Source Financial is 707 E. Northern Avenue, Phoenix, Arizona, 85020. Your Source Financial is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Your Source Financial are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Your Source	Name of Other Company	Connection with Other Company
Raymond J. Dimuro, Managing Member	Your Source Accounting, LLC	Member
	YSFI Management, LLC	Board of Managers
	Your Source Partners, LLC	Board of Managers

George R. Collett, Managing Member, CCO	Your Source Accounting, LLC	Member
	YSFI Management, LLC	Board of Managers
	Your Source Partners, LLC	Board of Managers

James R. Baum, Member	YSFI Management, LLC	Board of Managers
	Your Source Partners, LLC	Board of Managers
	Arizona Opera	Board of Trustees

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Name and Position with Your Source	Name of Other Company	Connection with Other Company

Jeffry W. Baum, Member	YSFI Management, LLC	Board of Managers
	Your Source Partners, LLC	Board of Managers
	Manhatten Associates, Inc.	Senior Vice President, Asia Pacific

Douglas A. Cling, Member	YSFI Management, LLC	Board of Managers
	Your Source Partners, LLC	Board of Managers
	Cling’s Manufacturing	President

Pring Turner Capital Group

Pring Turner Capital Group (“Pring Turner”) serves as investment sub-adviser for the Trust’s Pring Turner Business Cycle ETF. The principal address of Pring Turner is 1600 South Main Street, Suite #375, Walnut Creek, California 94596. Pring Turner is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Pring Turner are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Pring Turner	Name of Other Company	Connection with Other Company
Martin Pring	Pring Research	Owner

Joe D. Turner	Joe D. Turner, Trustee	Sole proprietor

Newfleet Asset Management, LLC

Newfleet Asset Management, LLC (“Newfleet”) serves as investment sub-adviser for the Trust’s Newfleet Multi-Sector Income ETF. The principal address of Newfleet is 100 Pearl Street, Hartford, Connecticut 06103. Newfleet is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of Newfleet  is or has been, at any time during the last two fiscal years (June 30, 2011 and 2012), engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, see Item 7 of Part 1A and Item 10 of Part 2A of Newfleet’s current Form ADV (SEC File No. 801-51559) filed under the Investment Advisers Act of 1940, and incorporated herein by reference. Information about Newfleet also may be found under the headings “Management of the Fund” in the Newfleet Multi-Sector Income ETF’s Prospectus and “Services of the Adviser and Sub-adviser” and “Management of the Trust” in the Newfleet Multi-Income Sector ETF’s Statement of Additional Information.

AthenaInvest Advisors, LLC

AthenaInvest Advisors, LLC (“Athena”) serves as investment sub-adviser for the Trust’s AdvisorShares Athena International Bear ETF. The principal address of Athena is 5340 South Quebec Street, Suite 365-N, Greenwood Village, Colorado 80111.  Athena is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

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For the fiscal years ended June 30, 2012 and 2013, the following directors, officers or partners of Athena are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Athena	Name of Other Company	Connection with Other Company
C. Thomas Howard, CEO	University of Denver	Professor of Finance (Retired June 2011)

Lambert Bunker VP Business Development	Lambert Bunker VP Business Development	Co Trustee
	Boys & Girls Clubs Of Metro Denver	Associate Board

Treesdale Partners, LLC

Treesdale Partners, LLC (“Treesdale”) serves as investment sub-adviser for the Trust’s AdvisorShares International Gold ETF, Gartman Gold/Yen ETF, Gartman Gold/British Pound ETF, Gartman Gold/Euro ETF, and Treesdale Rising Rates ETF. The principal address of Treesdale is 1325 Avenue of the Americas, Suite 2302, New York, New York 10019. Treesdale is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Treesdale are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Treesdale	Name of Other Company	Connection with Other Company
Ade Odunsi, Portfolio Manager	Barclays Capital	Managing Director
	Goose Hollow Capital Advisors	Managing Member

Sage Advisory Services, Ltd. Co.

Sage Advisory Services, Ltd. Co. serves as investment sub-adviser for the Trust’s Sage Core Reservees ETF. The principal address of Sage Advisory Services, Ltd. Co. is 5900 Southwest Parkway, Building I, Austin, Texas 78735. Sage Advisory Services, Ltd. Co is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2011 and 2012, none of the directors, officers or partners of Sage Advisory Services, Ltd. Co. are or have been engaged in the business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee

Recon Capital Partners, LLC

Recon Capital Partners, LLC (“Recon Capital”) serves as investment sub-adviser for the Trust’s Recon Capital Alternative Income ETF. The principal address of Recon Capital is 500 Mamaroneck Avenue, Suite 320, Harrison, New York 10528. Recon Capital is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

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For the fiscal years ended June 30, 2011 and 2012, the following directors, officers or partners of Recon Capital are or have been engaged in the business, profession, vocation or employment of a substantial nature, as indicated below, for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Recon Capital	Name of Other Company	Connection with Other Company

Kevin Kelly	Tontine Capital	Portfolio Manager

Garrett Paolella	MKM Partners	Executive Director

Item 32.	Foreside Fund Services, LLC

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	361 Absolute Alpha Fund, Series of Investment Managers Series Trust
2.	361 Long/Short Equity Fund, Series of Investment Managers Series Trust
3.	361 Managed Futures Strategy Fund, Series of Investment Managers Series Trust
4.	AdvisorShares Trust
5.	American Beacon Funds
6.	American Beacon Select Funds
7.	Avenue Mutual Funds Trust
8.	Bennett Group of Funds
9.	Bridgeway Funds, Inc.
10.	Capital Innovations Global Agri, Timber, Infrastucture Fund, Series of Investment Managers Series Trust
11.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
12.	Central Park Group Multi-Event Fund
13.	Direxion Shares ETF Trust
14.	DundeeWealth Funds
15.	FlexShares Trust
16.	Forum Funds
17.	FQF Trust
18.	Gottex Multi-Alternatives Fund - I
19.	Gottex Multi-Alternatives Fund - II
20.	Gottex Multi-Asset Endowment Fund - I
21.	Gottex Multi-Asset Endowment Fund - II
22.	Henderson Global Funds
23.	Ironwood Institutional Multi-Strategy Fund LLC
24.	Ironwood Multi-Strategy Fund LLC
25.	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
26.	Manor Investment Funds
27.	Nomura Partners Funds, Inc.
28.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
29.	Perimeter Small Cap Value Fund, Series of Investment Managers Series Trust
30.	PMC Funds, Series of Trust for Professional Managers
31.	Precidian ETFs Trust

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32.	Quaker Investment Trust
33.	RevenueShares ETF Trust
34.	Salient MF Trust
35.	Sound Shore Fund, Inc.
36.	The Roxbury Funds
37.	Turner Funds
38.	Wintergreen Fund, Inc.

(b)	The following are the Officers and Managers of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Positions with Underwriter	Positions and Offices with Registrant
Mark A. Fairbanks	President and Manager	None

Richard J. Berthy	Vice President, Treasurer and Manager	None

Jennifer E. Hoopes	Secretary	None

Nanette K. Chern	Vice President and Chief Compliance Officer	None

Lisa S. Clifford	Vice President and Managing Director of Compliance	None

Nishant Bhatanagar	Assistant Secretary	None

(c) Not applicable.

Item 33. Location of Accounts and Records:

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act Section 15 U.S.C. 80a-30(a) and the rules under that section.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o AdvisorShares Investments, LLC
2 Bethesda Metro Center, Suite 1330
Bethesda, Maryland 20814

(b)	Adviser:
AdvisorShares Investments, LLC
2 Bethesda Metro Center, Suite 1330
Bethesda, Maryland 20814

(c)	Sub-Advisers:
WCM Investment Management
281 Brooks Street
Laguna Beach, California 92651

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Peritus I Asset Management, LLC
26 West Anapamu, 3rd Floor
Santa Barbara, California 93101

Cambria Investment Management, L.P.
2321 Rosecrans Avenue, Suite 3225
El Segundo, California 90245

Ranger Alternative Management L.P.
2828 N. Harwood Street, Suite 1600
Dallas, Texas 75201

Madrona Funds, LLC
2911 Bond Street, Suite 105
Everett, Washington 98201

American Retirement Planners, Inc.
d/b/a American Wealth Management
570 Hammill Lane
Reno, Nevada 89511

Trim Tabs Asset Management, LLC
1505 Bridgeway, Suite 121
Sausalito, California 94965

Accuvest Global Advisors
3100 Oak Road, Suite 380
Walnut Creek, California 94597

First Affirmative Financial Network, LLC
5475 Mark Dabling Boulevard, Suite 108
Colorado Springs, Colorado 80918

Reynders, McVeigh Capital Management, LLC
121 High Street, 5th Floor
Boston, Massachusetts 02110

Baldwin Brothers Inc.
204 Spring Street
Marion, Massachusetts 02738

Community Capital Management Inc.
2500 Weston Road, Suite 101
Weston, Florida 33331

Partnervest Advisory Services, LLC
1216 State Street 3rd Floor
Santa Barbara, California, 93101

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Commerce Asset Management, LLC
5050 Poplar Avenue, Suite 2020
Memphis, Tennessee 38157

Your Source Financial, PLC
707 E. Northern Avenue
Phoenix, Arizona 85020

Pring Turner Capital Group
1600 South Main Street, Suite #375
Walnut Creek, California 94596

Newfleet Asset Management, LLC
100 Pearl Street
Hartford, Connecticut 06106

AthenaInvest Advisors, LLC
5340 South Quebec Street, Suite 365-N
Greenwood Village, Colorado 80111

Treesdale Partners, LLC
1325 Avenue of the Americas, Suite 2302
New York, New York 10019

Sage Advisory Services, Ltd. Co. 5900 Southwest Parkway, Building I
Austin, Texas 78735

Recon Capital Partners, LLC
500 Mamaroneck Avenue, Suite 320
Harrison, New York 10528

(d)	Principal Underwriter:
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

(e)	Custodian and Administrator:
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Item 34.	Management Services

Not Applicable.

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Item 35.	Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 76 to Registration Statement No. 333-157876 to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, State of Maryland on this 2nd day of July, 2013.

AdvisorShares Trust

/s/ Noah Hamman
Noah Hamman
Chairman of the Board of Trustees,
Chief Executive Officer, Principal
Financial Officer and President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 76 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Noah Hamman	Chairman of the Board of Trustees, Chief Executive	July 2, 2013
Noah Hamman	Officer, Principal Financial Officer and President

*	Trustee	July 2, 2013
Elizabeth Piper/Bach

*	Trustee	July 2, 2013
William G. McVay

*	Secretary, Chief Compliance	July 2, 2013
Dan Ahrens	Officer and Treasurer

/s/ Noah Hamman
* Noah Hamman, Power of Attorney

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EXHIBIT INDEX

Exhibit Number:	Exhibit:

(d)(2)	Amendment and revised Schedule A, effective as of July 1, 2013, to the Advisory Agreement dated June 2, 2009 between the Registrant and AdvisorShares Investments, LLC.

(d)(20)	Sub-Advisory Agreement dated July 1, 2013 between AdvisorShares Investments, LLC and AthenaInvest Advisors, LLC, relating to the Athena International Bear ETF.

(e)(4)	Ninth Amendment and revised Exhibit A dated July 17, 2013 to the ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC.

(g)(2)	Revised Schedule II, amended as of July 1, 2013, to the Custody Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon.

(h)(2)	Revised Exhibit A, amended as of July 1, 2013, to the Fund Administration and Accounting Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon.

(h)(4)	Revised Appendix I, as last revised July 1, 2013, to the Transfer Agency and Service Agreement dated July 16, 2009 between the Registrant and the Bank of New York Mellon.

(h)(8)	Revised Schedule A, as last revised July 1, 2013, to the Second Amended and Restated Expense Limitation Agreement dated November 21, 2011 between the Registrant and AdvisorShares Investments, LLC.

(h)(20)	Expense Limitation Agreement dated July 1, 2013 between AdvisorShares Investments, LLC and AthenaInvest Advisors, LLC, relating to the Athena International Bear ETF.
(i)(3)	Opinion and consent of counsel, Bingham McCutchen LLP, relating to the shares of the Athena International Bear ETF.

(m)(2)	Revised Schedule A to the Distribution Plan.

(p)(21)	Code of Ethics, dated June 2013, of AthenaInvest Advisors, LLC, sub-adviser to the Athena International Bear ETF.

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